QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

SUBSCRIPTION AGREEMENT

DEPOMED, INC.

$10,000,000
COMMON STOCK UNITS

To: DepoMed, Inc.

    This Subscription Agreement (this "Agreement") is made between DepoMed, Inc., a California corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for units of the Company's securities (the "Units"), each Unit consisting of two shares of the Company's common stock, no par value (the "Common Stock"), and one warrant (each a "Warrant" and collectively the "Warrants") to purchase one share of Common Stock in the form of Exhibit A attached hereto with an exercise price equal to the Stock Purchase Price (as defined below) plus $0.125. The Company desires to offer and sell (the "Offering") Ten Million Dollars ($10,000,000.00) of Units (the "Offering Amount"), with each Unit having a purchase price per Unit equal to the sum of (i) $0.125 and (ii) two times the Stock Purchase Price, such sum being referred to herein as the "Offering Price"; provided, however, that the Company may, in its sole discretion, increase the Offering Amount to an amount not to exceed Fifteen Million Dollars ($15,000,000.00). For purposes of this Agreement, "Stock Purchase Price" means the average closing price of the Common Stock as reported by the American Stock Exchange ("AMEX") for the one-to-five trading day period immediately preceding the closing of the purchase and sale of the Units subscribed for pursuant to this Agreement, as mutually agreed by the Company and Fahnestock & Co. Inc., the placement agent for this Offering (the "Placement Agent"). The shares of Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are sometimes herein collectively referred to as the "Securities".

    The undersigned agrees and represents as follows:

A. Subscription

    (1) The undersigned hereby irrevocably subscribes for and agrees to purchase Units in the amount indicated on the signature page hereto (the "Subscription Amount"). The undersigned shall deliver the Subscription Amount within five (5) business days of the date of this Agreement by check payable to "DepoMed, Inc." or by wire transfer to counsel to the Company as set forth in Paragraph (2) below. The undersigned hereby acknowledges that the actual number of Units which the undersigned will receive will be equal to the Subscription Amount divided by the Offering Price, rounded down to the nearest whole number of Units.

    (2) The undersigned understands that all payments of the Subscription Amount shall be delivered to Heller Ehrman White & McAuliffe LLP ("HEWM") at 275 Middlefield Road, Menlo Park, California 94025, Attn: Michael Scimeca, or by wire transfer in accordance with the wire transfer instructions set forth on Exhibit B attached hereto. Such payment will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account. The payment will be returned promptly, without interest or deduction, if the undersigned's subscription is rejected. The Company may hold a closing of the Offering (the "First Closing") at any time during the period beginning after one or more subscriptions have been accepted and ending on or before July 1, 2001 (the "Termination Date"); provided, however, that the Termination Date may be extended to a date not later than July 31, 2001 upon the mutual agreement of the Company and the Placement Agent. Subsequent closings may be held at any time after the First Closing and on or before the Termination Date (each, a "Subsequent Closing") without regard to the aggregate amount of subscriptions for Units received by the Company. The Company may, in its discretion, terminate the Offering if a minimum of $5,000,000 in Units is not subscribed for by June 30, 2001, or if the Company and the Placement Agent

agree, by July 30, 2001; provided, however, that the Company may, in its discretion, accept subscriptions for an aggregate amount of less than $5,000,000.

    (3) Upon receipt by the Company of the requisite payment for all Units to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser" and, collectively, the "Purchasers") at the First Closing or any Subsequent Closing, the Company shall: (i) issue to each Purchaser stock certificates representing the shares of Common Stock and the Warrants contained in the Units purchased; (ii) deliver to each Purchaser a certificate stating that the representations and warranties made by the Company in Section C hereof were true and correct in all material respects when made and are true and correct in all material respects on the date of the First Closing or Subsequent Closing relating to the Units subscribed for pursuant to this Agreement; and (iii) cause to be delivered to each Purchaser an opinion of HEWM in the form of Exhibit D attached hereto.

    (4) The undersigned hereby agrees to be bound hereby upon the (i) execution and delivery to the Company, in care of HEWM, of the signature page to this Agreement, and (ii) acceptance at the First Closing or any Subsequent Closing by the Company of the undersigned's subscription.

    (5) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any amount of Units that in the aggregate does not exceed the amount of Units hereby applied for without any prior notice to or further consent by the undersigned. If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be returned, without interest or deduction.

B. Representations and Warranties of the Purchaser

    The Purchaser hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

    (1) The Purchaser has been furnished with and has carefully read the Company's Confidential Private Placement Memorandum dated May 2, 2001 and the supplements and exhibits thereto (the "Memorandum"), this Agreement and the Warrant (collectively referred to herein as the "Offering Documents"), and is familiar with and understands the terms of the Offering. The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the Purchaser's particular tax and financial situation and has determined that the Units being subscribed for by the Purchaser are a suitable investment for the Purchaser.

    (2) The Purchaser acknowledges that (i) the Purchaser has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser's attorney, accountant or advisor(s).

    (3) The Purchaser and/or the Purchaser's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

    (4) The Purchaser is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

    (5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides, has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

    (6) The Purchaser has had such knowledge and experience in financial, tax and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.

    (7) The Purchaser will not sell or otherwise transfer the Units without registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws or an exemption therefrom. None of the Securities contained in the Units have been registered under the Securities Act or under the securities laws of any state. The Purchaser represents that the Purchaser is purchasing the Units for the Purchaser's own account, for investment and not with a view toward resale or distribution. The Purchaser has not offered or sold the Units being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that there is currently no market for the Units. The Purchaser is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and the Company has no obligation to register the Securities contained in the Units subscribed for hereunder, except as provided in Section E hereof, or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Units.

    (8) The Purchaser recognizes that an investment in the Units involves substantial risks, including loss of the entire amount of such investment. Further, the Purchaser has carefully read and considered the Company's financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), the subsection of the 2000 Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources", the section of the 2000 Form 10-K entitled "Item 1. Business," the unaudited financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and the section entitled "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Units.

    (9) The Purchaser acknowledges that the certificate representing the Securities contained in the Units shall be stamped or otherwise imprinted with a legend substantially in the following form: "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption therefrom, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

    (10) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Units, and (b) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

    (11) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Units poses additional risks including the inability to use losses generated by an investment in the Units to offset taxable income.

    (12) The information contained in the questionnaire in the form of Exhibit C attached hereto delivered by the Purchaser in connection with this Agreement (the "Questionnaire") is complete and accurate in all respects. The Purchaser shall indemnify and hold harmless the Company and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement of omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

C. Representations and Warranties of the Company

    The Company hereby represents and warrants to the Purchaser and the Placement Agent that:

    (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a "Material Adverse Effect").

    (2) Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, no par value, of which there were 8,617,913 shares issued and outstanding as of May 23, 2001, 5,000,000 shares of Preferred Stock, no par value, of which, 25,000 are designated as Series A Convertible Exchangeable Preferred Stock and 12,015 shares were issued and outstanding as of May 23, 2001 and 4,975,000 shares of undesignated preferred stock, none of which shares were issued and outstanding. The outstanding Series A Convertible Exchangeable Preferred Stock is convertible into 1,001,250 shares of Common Stock after January 21, 2002. All outstanding shares of Common Stock and Series A Convertible Exchangeable Preferred Stock are duly authorized, validly issued, fully paid and non-assessable, free of any liens or encumbrances and are not subject to preemptive rights. As of May 23, 2001, the Company had reserved 2,400,000 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's 1995 Stock Option Plan, of which 1,855,651 shares of Common Stock are subject to outstanding, unexercised options. As of May 23, 2001, the Company had reserved 1,919,935 shares of Common Stock subject to outstanding warrants, of which 1,200,000 shares were subject to warrants issued under the Company's 1997 initial public offering. As of May 23, 2001, the Company had reserved 228,053 shares of Common Stock subject to conversion of outstanding principal plus interest under a convertible promissory note issued in favor of Elan International Services, Ltd. As of May 23, 2001, the Company had reserved 1,097,833 shares of Common Stock subject to conversion of Series A Convertible Exchangeable Preferred and dividends accrued thereon. In addition, the Company has agreed to issue to the Placement Agent a warrant (the "Placement Agent Warrant") to purchase an amount of shares of Common Stock equal to

5% of the number of as converted shares of Common Stock underlying the Units sold in the Offering pursuant to the Placement Agent Agreement, dated as of April 17, 2001, between the Company and the Placement Agent. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

    (3) Issuance. The Units, the Common Stock included in the Units, the Warrants and the Warrant Shares, have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, or, in the case of the Warrant Shares, pursuant to the terms of the Warrants, will be validly issued, fully paid and nonassessable.

    (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Units contemplated herein and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, with the exception of a preemptive right granted to Elan International Services, Ltd., a wholly owned subsidiary of Elan Corporation, plc, to maintain its pro rata interest in the Company, which rights may or may not be exercised.

    (5) No Conflict; Governmental and Other Consents.

      (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

      (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the Securities and Exchange Commission (the "SEC"), AMEX and with any state or foreign blue sky or securities regulatory authority.

    (6) Litigation. There are no pending, or to the Company's knowledge threatened, legal or governmental proceedings against the Company which could have a Material Adverse Effect on the Company.

    (7) Accuracy of Reports. All material reports required to be filed by the Company within the two years prior to the date of this Agreement (the "SEC Reports") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, to the best of the Company's knowledge, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

    (8) Financial Information. The Company's financial statements that appear in the SEC Reports have been prepared in all material respects in accordance with United States generally accepted accounting principles (except that the financial statements that are not audited do not have notes thereto) applied on a consistent basis throughout the periods indicated and with each other and that such financial statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

    (9) Absence of Certain Changes. Since the date of the Company's financial statements in the 2000 Form 10-K, there has not been any Material Adverse Effect on the assets, liabilities, condition (financial or otherwise) or results of operations of the Company or any occurrence, circumstance or combination thereof that reasonably could be expected to result in such material adverse effect.

    (10) Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

    (11) Indemnification. The Company shall indemnify and hold harmless the Purchaser, and each officer, director or control person of such entity (each, an "Indemnified Party"), from any and all, liability and expense (including, without limitation, reasonable fees and disbursements of counsel as incurred in connection with any action, suit or proceeding) incurred or suffered by any Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Company pursuant to this Agreement or the Warrants.

    (12) Subsidiaries. The SEC Reports set forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. Except as set forth in the SEC Reports, none of such subsidiaries is a "significant subsidiary" as defined in Regulation S-X.

    (13) Indebtedness. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

    (14) Certain Fees. Except as disclosed in the Memorandum, no brokers', finders' or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

    (15) Material Agreements. Except as set forth in the SEC Reports, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a "Material Agreement"). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could reasonably be expected to cause a Material Adverse Effect.

    (16) Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $25,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person who would be covered by Item 404(a) of Regulation S-K or any Company or other entity controlled by such officer, employee, consultant, director or person.

    (17) Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it, has paid or made provisions for the payment of all Taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable, except for Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company or its subsidiaries. None of the federal income tax returns of the Company or any subsidiary for the past six years has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state, local or foreign) pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

    (18) Stabilization. Neither the Company nor any subsidiary has taken, and each of the Company and the subsidiaries will use their respective reasonable best efforts to cause each of their respective officers, directors and affiliates not to take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result in, stabilization or manipulation under the Exchange Act of the price of any capital stock of the Company.

    (19) Environmental Matters. (a) Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by Company and its subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law, including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance ("Hazardous Substance") which has or could reasonably be expected to cause or constitute a health, safety, or environmental hazard to any Person or property or result in any environmental liabilities and costs in excess of $100,000. Neither the Company nor any of its subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances which could reasonably be expected to result in environmental liabilities and costs in excess of $100,000. The Company and each subsidiary has generated, treated, stored and disposed of any Hazardous Substances in full compliance with applicable Environmental Laws, except for such non-compliances which could not reasonably be expected to have a Material Adverse Effect. The Company and each subsidiary has obtained, or has applied for, and is in full compliance with and in good standing under all permits required under Environmental Laws (except for such failures which could not reasonably be expected to have a Material Adverse Effect) and neither Company nor any of its subsidiaries has any knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to Company's or its subsidiaries' knowledge, threatened, affecting or against Company, any of its subsidiaries or any of Company's or subsidiaries' facilities relating to Environmental Laws or Hazardous Substances. "Environmental Laws" shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

    (20) Intellectual Property Rights and Licenses. The Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, tradenames, software, formulae, methods, processes and other intangible properties that are necessary or customarily used by them in their business ("Intangible Rights"). The Company (including its subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company's and its subsidiaries' knowledge, neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company's and its subsidiaries knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its subsidiaries is or has been in material breach of any such license or other permission. The Company and each of its subsidiaries have obtained and maintained all necessary agreements providing for assignment to them of all patentable inventions made by and copyright interest in works created by non-employees and employees for the Company and its subsidiaries. The Company and each of its subsidiaries have used all commercially reasonable efforts to maintain the confidentiality of all trade secrets and other confidential information owned by them or in their possession and have no knowledge of any misappropriation of any such trade secrets or other confidential information by any third party.

    (21) Labor, Employment and Benefit Matters.

      (a) There are no strikes or other labor disputes against Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened. Hours worked by and payment made to employees of the Company and its subsidiaries have been in compliance with the Fair Labor Standards Act or any other applicable labor or employment law (except such non-compliance as could not reasonably be expected to have a Material Adverse Effect). There is no organizing activity involving employees of the Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company's or its subsidiaries' knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition. There are no complaints or charges against the Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened, to be filed with any Governmental Authority or arbitrator based on, arising out of or in connection with, or otherwise relating to, the employment or termination of employment by the Company or any of its subsidiaries of any individual.

      (b) Neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its subsidiaries.

      (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance which could not reasonably be expected to have a Material Adverse Effect.

      (d) Neither the Company nor any of its subsidiaries has any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected on the Balance Sheet or fully funded. The term "liabilities" used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions. Such term shall also include any obligation owed to a governmental authority for the purpose of providing retiree health, retiree life, severance, retirement or other benefits.

      (e) None of the Company nor any of its subsidiaries has terminated any "employee pension benefit plan "as defined in Section 3(2) of ERISA (as defined below) or has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

    (22) Compliance with Law.

      (a) The Company is in compliance in all material respects with all Applicable Laws, except for such non-compliance which could not reasonably be expected to have a Material Adverse Effect. The term "Applicable Laws" shall include, without limitation, all applicable laws relating to health care, the health care industry and the provision of health care services, third party reimbursement (including Medicare and Medicaid), public health and safety and wrongful death and medical malpractice. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any Applicable Law involving or related to the Company which has not been dismissed or otherwise disposed of. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any Applicable Law, or has any knowledge of any proposed change in any Applicable Law that would have a material adverse effect on the Company. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability, including without limitation any liability under any of the Material Agreements, which may be material to its business, prospects, financial condition, operations, property or affairs. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit the Company from, or otherwise materially adversely affect the Company in conducting its business in any jurisdiction in which it proposes to conduct business.

      (b) The Company has, and, to the Company's knowledge, all professional employees or agents of the Company who are performing health care or health care related functions on behalf of the Company have, all licenses, franchises, permits, accreditations, provider numbers, authorizations, including certificates of need, consents or orders of, or filings with, or other approvals from all Governmental Authorities ("Approvals") necessary for the conduct of, or relating to the operation of, the business of the Company and the occupancy and operation, for its present uses, of the real and personal property which the Company owns or leases, except for such Approvals which could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor, to the Company's knowledge, its professional employees or agents (acting in such capacities) is in violation of any such Approval in any material respect or any terms or conditions thereof. All such Approvals are in full force and effect, have been issued to and fully paid for by the holder thereof and no notice or warning from any Governmental Authority with respect to the suspension, revocation or termination of any Approval has been, to the knowledge of the Company, threatened by any Governmental Authority or issued or given to the Company. No such Approvals will in any way be affected by, terminate or lapse by reason of the consummation of all or any portion of the transactions contemplated by this Agreement.

    (23) Certain Regulatory Matters. The Company has not since inception received notice that the Company has been, or to the Company's knowledge will be, the subject of any investigative proceeding before any federal or state regulatory authority or the agent of any such authority, including, without limitation, federal and state health authorities which could reasonably be expected to result in a Material Adverse Effect.

    (24) Ownership of Property. Each of Company and its subsidiaries has (i) good and marketable and insurable fee simple title to its owned real property, free and clear of all liens, (ii) a valid and marketable leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms and is in full force and effect, and, (iii) good and marketable title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens.

    (25) Registration Rights. Except as set forth in the Offering Documents or as provided in this Agreement, neither the Company nor any of its subsidiaries is under any obligation to register, under the Securities Act, any of its presently outstanding securities or any securities which may hereafter be issued.

    (26) Insurance. The Company and its subsidiaries maintain insurance policies which are in full force and effect and are in amounts and for coverage customary for the industry in which Company or such subsidiary operates.

D. Understandings

    The Purchaser understands, acknowledges and agrees with the Company as follows:

    (1) The Company may terminate this Offering at any time in its sole discretion. The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation of the Company to accept any subscription or complete the Offering.

    (2) Except as set forth in Section D(1) above, the Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

    (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Units.

    (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Questionnaire.

    (5) There can be no assurance that the Purchaser will be able to sell or dispose of the Units. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the

Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

    (6) The Purchaser acknowledges that the information contained in this Agreement is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used for the Purchaser's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Agreement entered into with the Company).

    (7) The Purchaser acknowledges that the foregoing restrictions on the Purchaser's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company's securities to the extent such trading is based on such confidential, non-public information.

    (8) The representations, warranties and agreements of the Purchaser contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this agreement and the purchase of the Units.

    (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and therefore may be unenforceable to such extent.

    (10) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    (11) THE SECURITIES OFFERED HEREBY MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

E. Registration Rights

    (1) Registration of Securities. The Company shall use its reasonable best efforts to prepare for filing with the SEC, and cause to be filed, a "shelf" registration statement on Form S-3 or other appropriate form (the "Shelf Registration") pursuant to Rule 415 under the Securities Act providing for the sale by the Purchasers of the shares of Common Stock, the Warrant Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrant (collectively, the "Registrable Securities") within the later to occur of (a) 60 days after the date of the First Closing, or (b) 30 days after the date of the final Subsequent Closing, if any (the "Required Filing Date"). The Company shall use its reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after it has been filed with the SEC, and in any event within 60 days of the Required Filing Date. The Company agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earliest of (a) the fifth anniversary of the effective date of such Shelf Registration, (b) the date on which all such Registrable Securities have been sold thereunder, (c) such time as all of the Registrable Securities may be sold within a given three-month period pursuant to Rule 144 under the Securities Act, or (d) the date upon which all such Registrable Securities are freely transferable without restriction under the Securities Act. For the purpose of this Agreement, "reasonable best efforts" shall mean the best efforts of the Company consistent with sound and reasonable business practices and judgment.

    (2) Payments by the Company.

      (a) If the Registration Statement covering the Registrable Securities is not filed in appropriate form with the SEC on or before the Required Filing Date, the Company will make payment to the undersigned in such amounts and at such times as shall be determined pursuant to this Section E(2).

      (b) The amount (the "Periodic Amount") to be paid by the Company to the undersigned shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) one percent (1.0%) of the Purchase Price paid by the undersigned for all Units then purchased and outstanding pursuant to this Agreement for the period from the date following the Required Filing Date to the first relevant Computation Date and (B) one and one-half percent (1.5%) to each Computation Date thereafter. By way of illustration and not in limitation of the foregoing, if the Registration Statement is not filed with the SEC until one hundred (100) days after the Required Filing Date, the Periodic Amount will aggregate two and one-half percent (2.5%) of the Purchase Price of the Units (1.0% for days 60-90 plus 1.5% for days 90-100).

      (c) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to each of the undersigned within ten days of each Computation Date.

      (d) The parties acknowledge that the damages which may be incurred by the Purchaser if the Registration Statement has not been filed by the Required Filing Date may be difficult to ascertain. Therefore, the parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages and that the payment by Company of the Periodic Amount shall be deemed in complete and total satisfaction of all claims of undersigned against the Company for failure of Company to comply with Section E(2)(a) above.

      (e) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the undersigned or the undersigned's counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

      (f)  "Computation Date" means (i) the date which is the earlier of (A) thirty (30) days after the Required Filing Date or (B) the date after the Required Filing Date on which the Registration Statement is filed and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed.

    (3) Registration Procedures. In connection with the Company's obligations with respect to the Shelf Registration, the Company shall use its reasonable best efforts to effect the registration in furtherance of the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall, as promptly as may be practicable:

      (a) prepare and file with the SEC a registration statement with respect to the Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof;

      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Paragraph (1) above;

      (c) furnish to each Purchaser (the Placement Agent being considered a "Purchaser" for purposes of this Section E) who is selling Registrable Securities a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto but excluding all documents incorporated by reference therein unless specifically so requested by such Purchaser) and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such Purchaser may reasonably request;

      (d) use its reasonable best efforts to register or qualify the Registrable Securities under such other securities laws or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, and take any and all such actions as may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of such Registrable Securities;

      (e) notify each Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As promptly as practicable following any such occurrence, the Company shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Registrable Securities, such prospectus shall meet the requirements of the Securities Act and relevant state securities laws, provided that such obligation on the part of the Company shall be suspended for such period of time as the Company considers reasonably necessary and in its best interest due to circumstances then existing (but not more than 30 days in any 180-day period). Each Purchaser shall furnish to the Company such information regarding each such Purchaser and its proposed method of distribution of the Registrable Securities as the Company may from time to time request and as shall be required by law to effect and maintain the registration of such Securities under the Securities Act and any state securities laws;

      (f)  advise each Purchaser, promptly after receiving notice thereof, of any stop order issued or threatened by the SEC and use its reasonable best efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered;

      (g) use its reasonable best efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (or Nasdaq) on which the Common Stock of the Company is then listed or proposed to be listed; and

      (h) otherwise use its reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities in accordance with the intended methods of disposition by the Purchasers thereof set forth in such registration statement and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

    (4) Expenses. All expenses incident to the Company's performance of or compliance with the provisions of this Section E (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange (or Nasdaq) on which similar securities issued by the Company are then listed, printing expenses, fees and disbursements of separate counsels for each of the Company and the Purchaser, and fees and disbursements of all independent certified public accountants and other persons retained by the Company) will be borne by the Company. Notwithstanding the foregoing, the Purchasers shall pay any and all underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

    (5) Indemnification.

      (a) Upon the registration of Registrable Securities pursuant to Section E(1) of this Agreement, and in consideration of the agreements of the Purchasers contained herein, the Company shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Purchasers which holds Registrable Securities, its officers and directors, each underwriter of such Registrable Securities, if any, and each person who controls such person (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which such Purchaser, its officers, directors, each underwriter, or such controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon a breach of a representation, warranty or covenant in this Agreement or any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Purchaser, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; except (i) insofar as the same arise out of or are based upon an untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser, underwriter or controlling person in writing specifically for use in such registration statement or prospectus or (ii) insofar the same are caused by such Purchaser's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser or such underwriter with a sufficient number of copies of the same.

      (b) In connection with any registration statement under which Registrable Securities are registered under the Securities Act and pursuant to which a Purchaser offers and sells Registrable Securities, each such Purchaser shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Company, its officers and directors, and each person who controls the Company (within the meaning of the Securities Act) and, if the offering is an underwritten offering, the underwriters, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which the Company, its officers and directors, underwriters, or controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as (i) the same arise out of or are based upon any untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser or controlling person of such Purchaser, in writing specifically for use in such registration statement or prospectus or (ii) the same are caused by such Purchaser's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser with a sufficient number of copies of the same and provided, further, that the liability of each Purchaser under this Paragraph 4(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Common Stock sold by such Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the amount of the proceeds received by such Purchaser from the sale of the Registrable Securities covered by such registration statement.

      (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party or if the indemnifying party is not permitted to assume such defense then (x) the indemnified party shall select counsel, which counsel must be reasonably satisfactory to the indemnifying party and (y) the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel, who must be reasonably satisfactory to the indemnifying party.

      (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Paragraph 4(a) or Paragraph 4(b) are unavailable or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 4(d) were determined by pro rata allocation (even if the Purchasers or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this

  Paragraph 4(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The indemnification and contribution obligations and each other provision set forth in this Paragraph 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any Purchaser, any officer or employee of the Company or such Purchaser, any underwriter, any officer or employee of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of Registrable Securities by such Purchaser.

    (6) Rule 144 Reporting. With a view to making available to Purchasers the benefits of Rule 144 promulgated by the SEC under the Securities Act, the Company agrees to use its reasonable best efforts to:

      (a) make and keep adequate current public information with respect to the Company available, as those terms are used in Rule 144 under the Securities Act, at all times after the First Closing and any Subsequent Closings;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

      (c) furnish to Purchasers promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as any Purchaser may reasonably request in order to permit such Purchaser to avail itself of any rule or regulation of the SEC allowing such Purchaser to sell its Registrable Securities without registration.

    (7) Amendments and Waivers. Any provision of this Section E may be amended or waived if, but only if, in the case of an amendment, such amendment is in writing and is signed by the Company and the Purchasers who are the holders of a two-thirds majority of the Registrable Securities or, in the case of a waiver, such waiver is in writing and is signed by the party to be charged with having granted such waiver. No failure or delay by the Company or any Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

F. Covenants of the Company

    (1) The Company hereby agrees that, for a period of 120 days after the First Closing, it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, for a purchase or exercise price less than the prevailing market price of the Common Stock, with the exception of securities issued in connection with strategic alliances, product licensing transactions or pursuant to the Company's 1995 Stock Option Plan.

G. Miscellaneous

    (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

    (2) Except as set forth in Section A(4) herein, neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

    (3) Any notice or other document required or permitted to be given or delivered to the Purchaser shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

      (a) if to the Company, at DepoMed, Inc., 1360 O'Brien Drive, Menlo Park, California 94025, Fax No.: (650) 462-9993 Attention: Chief Financial Officer, or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to Heller Ehrman White & McAuliffe LLP, 4250 Executive Square, 7th Floor, La Jolla, California 92037, Fax. No.: (858) 450-8499, Attn: Stephen C. Ferruolo; or

      (b) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

    Notices given under this Section G shall be deemed given only when actually received.

    (4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

    (5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

    (6) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

    (7) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by both parties hereto.

    (8) Each party hereto has had the opportunity to review this Agreement with its separate legal counsel.

H. Signature

    The signature page of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

DEPOMED, INC.
SIGNATURE PAGE

    The Purchaser hereby subscribes such the number of Units as shall equal the subscription amount as set forth below.

PURCHASER

1. Dated:

2. Subscription Amount: $

Signature of Subscriber (and title, if applicable)	Taxpayer Identification or Social Security Number
Signature of Joint Purchaser (if any)	Taxpayer Identification or Social Security Number
Name (please print as name will appear on certificate)	Name of Joint Purchaser (please print if any)
Number and Street	Number and Street
City State Zip Code	City State Zip Code
ACCEPTED BY:
DEPOMED, INC.	FAHNESTOCK & CO. INC.
By:	By:

Name:	Name:

Title:	Title:

Dated:	Dated:

Exhibit A to DepoMed, Inc. Subscription Agreement
Form of Warrant

DepoMed, Inc.

WARRANT

No. W- 2001—	Shares

    This certifies that, for value received,            or registered assigns (the "holder"), upon due exercise of this Warrant, is entitled to purchase from DepoMed, Inc., a California corporation (the "Company"), at any time on or after [  •  ], 2001 (the "Initial Exercise Date"), and before the close of business on [  •  ], 2005, or if not a business day in San Francisco, California (a "Business Day"), the next following Business Day (the "Expiration Date"), all or any part of              fully paid and nonassessable Shares (the "Warrant Shares") of the Common Stock, no par value, of the Company ("Common Stock"), at a purchase price of $[  •  ] per share (the "Purchase Price"), both the Purchase Price and the number of Warrant Shares issuable upon exercise of this Warrant being subject to possible adjustment as provided below.

    This Warrant is hereinafter called the "Warrant." The holder hereof and all subsequent holders of this Warrant shall be entitled to all rights and benefits provided to the holder or holders hereof pursuant to the terms of this Warrant.

SECTION 1. Exercise of Warrant.

      (a) The holder of this Warrant may, at any time on or after the Initial Exercise Date and on or before the Expiration Date, exercise this Warrant in whole at any time or in part (but not less than 1,000 Warrant Shares so long as this Warrant is exercisable for 1,000 or more Warrant Shares) from time to time for the purchase of the Warrant Shares or other securities which such holder is then entitled to purchase hereunder ("Warrant Securities") at the Purchase Price (as hereinafter defined). In order to exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment of the aggregate purchase price of the Warrant Shares being purchased by certified or bank cashier's check, and (iii) this Warrant, provided that, if such Warrant Shares or other Warrant Securities have not then been registered under the Securities Act or applicable state securities laws, the Company may require that such holder furnish to the Company a written statement that such holder is purchasing such Warrant Shares or other Warrant Securities for such holder's own account for investment and not with a view to the distribution thereof, that none of such shares will be offered or sold in violation of the provisions of the Securities Act and applicable state securities laws and as to such other matters relating to the holder as the Company may reasonably request to permit the issuance of such Warrant Shares or other Warrant Securities without registration under the Securities Act and applicable state securities laws. Upon receipt thereof, the Company shall, as promptly as practicable, but in no event later than three (3) business days, execute or cause to be executed and deliver to such holder a certificate or certificates representing the aggregate number of Warrant Shares (or if applicable, other Warrant Securities) specified in said notice. The stock certificate or certificates so delivered shall be in the denomination of 100 shares each or such other denominations as may be specified in said notice and shall be registered in the name of such holder or such other name as shall be designated in said notice.

A–1

    No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the fair market value per share of the Warrant Shares on the day of exercise, as reasonably determined by the Company consistent with the determination of "Current Price" below. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of share certificates under this Section, except that, if such share certificates are requested to be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such share certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above.

    The Company represents, warrants and agrees that it shall at all times prior to the exercise of this Warrant reserve sufficient shares of Common Stock for issuance upon the exercise hereof, and all Warrant Shares issuable upon any exercise of this Warrant in accordance herewith shall be validly authorized and issued, fully paid and nonassessable.

    This Warrant shall not entitle the holder hereof to any of the rights of a stockholder of the Company prior to exercise in the manner herein provided.

      (b) This Warrant may be redeemed at the option of the Company, at a redemption price of $0.10 per share of Common Stock subject to the Warrant, at any time after one year provided that the closing sale price for the Common Stock, as reported by the American Stock Exchange ("AMEX"), or other similar organization if AMEX is no longer reporting such information, shall have equaled or exceeded 200% of the then Warrant exercise price per share for any 20 trading days in any 30 trading day period (a "Qualifying Date"), provided that the average daily trading volume during the 30 trading day period is greater than 75,000 shares per day. Notice of redemption (the "Notice of Redemption") shall be given to holders not later than 10 days after any Qualifying Date. Holders shall be given the Notice of Redemption no less than 30 days before the date fixed for redemption of the Warrant. On and after the date fixed for redemption, the Holder shall have no rights with respect to the Warrants except to receive the $0.10 per share of Common Stock subject to the Warrant upon surrender of this Warrant.

SECTION 2. Transfer, Division and Combination.

    The Company shall maintain at its principal executive office a register for the registration of, and registration of transfers of, the Warrants. The name and address of each holder of one or more Warrants, each transfer thereof and the name and address of each transferee of one or more Warrants shall be registered in such register. Prior to due presentment for registration of transfer, the person in whose name any Warrants shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Warrants.

    Subject to the provisions of Section 3, upon surrender of any Warrant at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Warrant or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Warrant or part thereof), the Company shall execute

A–2

and deliver, at the Company's expense, one or more new Warrants (as requested by the holder thereof) in exchange therefor, exercisable for an aggregate number of Warrant Shares equal to the number of shares for which the surrendered Warrant is exercisable and issued to such person or persons as such holder may request, which Warrant or Warrants shall in all other respects be identical with this Warrant.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Warrant is, or is a nominee for, an original holder, such person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant identical in all respects to such lost, stolen, destroyed or mutilated Warrant.

SECTION 3. Compliance with Securities Act; Restrictions on Transfer and Sale.

      (a) Each certificate for Warrant Shares (or other Warrant Securities) initially issued upon the exercise of this Warrant and each certificate for Warrant Shares (or other Warrant Securities) issued to subsequent transferees of any such certificate shall (unless otherwise permitted by this Section 3) be stamped or otherwise imprinted with legend in substantially the following form:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO A REGISTERED OFFERING OR BY TRANSFER EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

      (b) The holder understands that Warrant Shares (or other Warrant Securities) which may be acquired by it upon exercise of this Warrant shall be entitled to certain registration rights provided for in the Subscription Agreement relating to the purchase and issuance of the Shares and this Warrant between the Company and the holder.

SECTION 4. Adjustment of Purchase Price.

    (a) The Purchase Price and the number of Warrant Shares and the number or amount of any other securities and property as hereinafter provided for which this Warrant may be exercisable shall be subject to adjustment from time to time effective upon each occurrence of any of the following events.

       (i) If the Company shall declare or pay any dividend with respect to its Common Stock payable in shares of Common Stock, subdivide the outstanding Common Stock into a greater number of shares of Common Stock, or reduce the number of shares of Common Stock outstanding (by stock split, reverse stock split, reclassification or otherwise than by repurchase of its Common Stock) (any of such events being hereinafter called a "Stock Split"), the Purchase Price and number of Warrant Shares issuable upon exercise of this Warrant shall be appropriately adjusted so as to entitle the holder hereof to receive upon exercise of this Warrant, for the same aggregate consideration provided herein, the same number of shares of Common Stock (plus cash in lieu of fractional shares) as the holder would have received as a result of such Stock Split had such holder exercised this Warrant in full immediately prior to such Stock Split.

      (ii) If the Company shall merge or consolidate with or into one or more corporations or partnerships and the Company is the sole surviving corporation, or the Company shall adopt a plan of recapitalization or reorganization in which the Common Stock is exchanged for or changed into another class of stock or other security or property of the Company, the holder of this

A–3

  Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive in lieu of the number of shares of Common Stock as to which this Warrant would otherwise be exercisable, the number of shares of Common Stock or other securities (plus cash in lieu of fractional shares) or property to which such holder would have been entitled pursuant to the terms of the agreement or plan of merger, consolidation, recapitalization or reorganization had such holder exercised this Warrant in full immediately prior to such merger, consolidation, recapitalization or reorganization.

      (iii) If the Company is merged or consolidated with or into one or more corporations or partnerships under circumstances in which the Company is not the sole surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets, and in connection with any such merger, consolidation or sale the holders of Common Stock receive cash, stock or other securities convertible into equity of the surviving or acquiring corporations or entities, or other securities or property after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive, in lieu of the shares of Common Stock as to which this Warrant would otherwise be exercisable, shares of such stock or other securities (plus cash in lieu of fractional shares), cash or property as the holder of this Warrant would have received pursuant to the terms of the merger, consolidation or sale had such holder exercised this Warrant in full immediately prior to such merger, consolidation or sale. In the event of any consolidation, merger or sale as described in this Section 4(a)(iii), provision shall be made in connection therewith for the surviving or acquiring corporations or partnerships to assume all obligations and duties of the Company hereunder or to issue substitute warrants in lieu of this Warrant with all such changes and adjustments in the number or kind of shares of stock or securities or property thereafter subject to this Warrant or in the Purchase Price as shall be required in connection with this Section 4(a)(iii).

      (iv) If the Company (other than in connection with a sale described in Section 4(a)(iii)) proposes to liquidate and dissolve, the Company shall give notice thereof as provided in Section 5(b) hereof and shall permit the holder of this Warrant to exercise any unexercised portion hereof at any time within the 10 day period following delivery of such notice, if such holder should elect to do so, and participate as a stockholder of the Company in connection with such dissolution.

    (b) Whenever any adjustment is made as provided in any provision of this Section 4:

       (i) the Company shall compute the adjustments in accordance with this Section 4 and shall prepare a certificate signed by an officer of the Company setting forth the adjusted number of shares or other securities or property and Purchase Price, as applicable, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Company or its designee; and

      (ii) a notice setting forth the adjusted number of shares or other securities or property and the Purchase Price, as applicable, shall forthwith be required, and as soon as practicable after it is prepared, such notice shall be delivered by the Company to the holder of record of each Warrant.

    (c) If at any time, as a result of any adjustment made pursuant to this Section 4, the holder of this Warrant shall become entitled, upon exercise hereof, to receive any shares other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Stock.

A–4

SECTION 5. Special Agreements of the Company.

      (a) The Company covenants and agrees that it will reserve and set apart and have at all times a number of shares of authorized but unissued Common Stock (and, if applicable, other Warrant Securities) then deliverable upon the exercise of the Warrants or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant at the Purchase Price then in effect, the Company will take such corporate action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (and, if applicable, other Warrant Securities) to such number of shares as shall be sufficient for such purposes.

      (b) In case the Company proposes

    (i)
    to pay any dividend upon the Common Stock or make any distribution or offer any subscription or other rights to the holders of Common Stock, or

    (ii)
    to effect any capital reorganization or reclassification of capital stock of the Company, or

    (iii)
    to effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company, then the Company shall cause notice of any such intended action to be given to each holder of the Warrants not less than 15 nor more than 60 days prior to the date on which the transfer books of the Company shall close or a record be taken for such dividend or distribution, or the date when such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, or the date of such other event, as the case may be.

SECTION 6. Notices.

    Any notice or other document required or permitted to be given or delivered to holders of Warrants and holders of Common Stock (or other Warrant Securities) shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

    (i)
    if to the Company, at DepoMed, Inc., 1360 O'Brien Drive, Menlo Park, CA 94025, Fax No.: (650) 462-9993 Attention: Chief Financial Officer, or such other address as it shall have specified to the holders of Warrants in writing; or

    (ii)
    if to a holder, at its address set forth below, or such other address as it shall have specified to the Company in writing.

    (iii)
    to Fahnestock Co. Inc., 125 Broad Street, 16th Floor, New York, NY 10004, Attention: Kee Colen.

    Notices given under this Section 6 shall be deemed given only when actually received.

SECTION 7. Amendment.

    This Warrant may not be amended, modified or otherwise altered in any respect except by the written consent of the registered holder of this Warrant and the Company.

SECTION 8. Successors and Assigns.

    This Warrant shall be binding upon and inure to the benefit of the Company and the holder of this Warrant and their respective successors and permitted assigns.

SECTION 9. Governing Law.

    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of law principles thereof.

[signature page follows]

A–5

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officers and accepted by the holder of this Warrant this [  •  ] day of [  •  ], 2001.

ATTEST:	DepoMed, Inc.
By:	By:

Name:	Name:
Title:	Title:
Address for Notices:

A–6

SUBSCRIPTION

    The undersigned,                            , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase                             shares of the Common Stock, no par value, of DepoMed, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:	Signature:

Signature Guarantee:	Address:

Social Security No.

A–7

ASSIGNMENT

    FOR VALUE RECEIVED                            hereby sells, assigns and transfers unto                             (SS#                            ) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                            , attorney, to transfer said Warrant on the books of DepoMed, Inc.

Dated:	Signature:

Signature Guarantee:	Address:

A–8

PARTIAL ASSIGNMENT

    FOR VALUE RECEIVED                            hereby assigns and transfers unto                             (SS#                            ) the right to purchase               shares of the Common Stock, no par value, of DepoMed, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                            , attorney, to transfer that part of said Warrant on the books of DepoMed, Inc.

Dated:	Signature:

Signature Guarantee:	Address:

A–9

QuickLinks

SUBSCRIPTION AGREEMENT DEPOMED, INC. $10,000,000 COMMON STOCK UNITS
  A. Subscription
  B. Representations and Warranties of the Purchaser
  C. Representations and Warranties of the Company
  D. Understandings
  E. Registration Rights
  F. Covenants of the Company
  G. Miscellaneous
  H. Signature
DEPOMED, INC. SIGNATURE PAGE
  PURCHASER
DepoMed, Inc. WARRANT
  SECTION 1. Exercise of Warrant.
  SECTION 2. Transfer, Division and Combination.
  SECTION 3. Compliance with Securities Act; Restrictions on Transfer and Sale.
  SECTION 4. Adjustment of Purchase Price.
  SECTION 5. Special Agreements of the Company.
  SECTION 6. Notices.
  SECTION 7. Amendment.
  SECTION 8. Successors and Assigns.
  SECTION 9. Governing Law.
SUBSCRIPTION
ASSIGNMENT
PARTIAL ASSIGNMENT